THE
                                    OLSTEIN
                                     FUNDS

                                      THE
                                    OLSTEIN
                                   FINANCIAL
                                     ALERT
                                      FUND

                                 ANNUAL REPORT
                                August 31, 2001

THE OLSTEIN FINANCIAL ALERT FUND
President's Message                                            October 16, 2001

                              WHERE ARE WE GOING?

Dear Shareholder:

On a personal level, the recent crisis is unparalleled. On an economic level, different music same dance. I have experienced many crises in my 33-year career on Wall Street. Each time, the prognosticators were preaching doom, and saying this crisis is different and will result in a long period of pessimism and gloom. It was just 18 months ago that the bulls were running wild saying that the new technology and Internet revolution would result in unending economic prosperity. The real answer is that neither the unending prosperity nor the end of the world concept are probably true. Extreme thinking in either direction is dangerous to your financial health.

We believe that the economy was in a recessionary mode before September 11. The terrorists may have increased the slope of the recession and may have delayed the anticipated economic turnaround. On the other hand, the tragedy has resulted in increased government economic stimulation that should result in a turnaround which is steeper and more assured. We have had many recessions over the past 50 years (five since 1970), and they have all been followed by recoveries. Our government and banking system is unparalleled and is taken for granted. The Government's record in leading us out of each crisis through fiscal spending (government) and monetary policy (interest rates) supports my long-term belief in our economic system. Furthermore, we believe the Federal Reserve was correct in early 2000 by raising interest rates to temper the rampant stock market speculation of two years ago. Although, the Fed's actions may have contributed to the current economic downturn, we believe the consequences would have been far worse had the Federal Reserve not intervened.

The stock market has historically had a long-term appreciation rate of about 10% per year, despite the fact we have had eight 20% market declines since 1970.
The reckless investing mentality of two years ago which treated risk as a four-letter word, was fantasy investing. Yet, assuming that the correction of the excesses that developed two years ago will never end and that one should be out of the stock market entirely, is an overreaction. It is time to suppress emotions and look to your financial future with balance.

WHAT ARE WE DOING NOW?

The Fund's strategy has not changed from five weeks ago, five months ago or five years ago, nor will it change over the next five years. We buy companies that we believe are selling at a discount to our proprietary calculation of private market value. Our private market value is based on cash flow estimates, and we evaluate downside risk before considering upside potential. We examine the accounting and reporting practices and determine whether or not the financial statements portray economic reality. Our private market values are based on our estimates of future cash flow, and as the environment changes, our estimates may or may not change based on the new circumstances. We are always cognizant of present conditions, but we value companies as we see the future. We continue to have a long-term perspective and are not influenced by the negative short-term psychology caused by the recent terrorist attacks, unless we envision future long-term implications to companies in which we are interested.

We have spent many hours assessing the stocks in our portfolio. We have assessed the implications of the recent events on our long-term valuations and continue to evaluate companies that may have come into our value parameters. In addition, we are identifying situations where we believe that the negative short-term psychology has created an opportunity to purchase stocks for the Fund's portfolio at a significant discount to our calculation of private market value. We believe it is a fool's game to try to time the market based on the short-term psychology of the masses. It is lonely to react contrary to the short-term negative crowd psychology as short-term misperceptions usually control current prices. However, the reward for correctly anticipating changes in future crowd perceptions is above-average long-term performance. Sometimes these misperceptions tend to last longer than expected and can produce periods of underperformance. However, we believe that any attempt to perform all of the time materially lowers the probability of performing over time. That is why we encourage our shareholders to keep money needed in the short-term for houses, weddings, etc. out of the stock market. Although the stock market has historically returned 8 to 10% per year over long periods of time, patience to ride through storms that may produce periods of underperformance is a necessary virtue in our effort to achieve the Fund's objective of long-term capital appreciation. Thus, only commit money for stocks that can be invested for the long-term (at least three to five years), and dedicate money that you cannot afford to lose or may need for near-term needs in lower-risk fixed income securities. The stock market sometimes goes through difficult periods and you need to have the staying power to ride them out. In bull markets, stocks can get overvalued as the mood is ebullient, and in bear markets stocks become undervalued as everybody heads for the exits when the mood changes to doom and gloom. Most investors react to the current psychology rather than the prices produced by these moods.

DISCUSSION OF SELECTED PORTFOLIO HOLDINGS

Over the past fifty years, we have had incredible advancements and innovations in medicine, technology, leisure time activities, travel, science, manufacturing, housing, and the overall standard of living. Whether satellites, supermarket scanners, the Internet, artificial hips, biotechnology, etc., these innovations create jobs, extend life, add to leisure-time activities, and result in increased productivity. For the first time in three years, the Fund has become almost fully invested. As always, we are not reacting to the immediate negativity, but we are reacting to the prices created by this negativity that we believe in many cases, are overreactions to recent events. We see big increases in government spending for security and defense. The Internet is bumping against its capacity to handle large amounts of data, and the ability to store data is falling behind the large amounts of information being produced by today's data processing revolution. Prime beneficiaries of these expenditures should be specialized semi-conductor and electronic companies. We have added to our position in specialized semi-conductor stocks, such as International Rectifier and National Semiconductor.

We see a large need to increase our ability to produce and transmit electric power in our country. The Fund has purchased companies such as Chicago Bridge & Iron, General Cable and Woodward Governor, which should participate in the modernization of the U.S. power grid. Although natural gas is currently in over-supply, we believe the lack of new discoveries in combination with an economic turnaround, should produce a shortage in natural gas. We have purchased offshore and onshore drilling companies whose rigs explore for natural gas and oil. The Fund has recently purchased Patterson Energy, Rowan Drilling, and Ensco.

We are seeing a pent-up demand for furniture and appliances, and look for the current negative conditions in these industries to turn in the near future. And as such, the Fund owns stocks such as Ethan Allen, Furniture Brands, La-Z-Boy, Whirlpool, and Stanley Furniture. The Fund owns large banks and brokerage firms where we believe the market prices have over-reacted to the problem loans and trading slowdowns created by the current recession. We have recently established positions in Merrill Lynch, Morgan Stanley and Goldman Sachs, and maintain positions in PNC Financial, Bank of America, and Citigroup. Leisure time companies have also come into our value screen, and we are finding value in companies such as Brunswick Corporation (boating and bowling) and Park Place (gambling casinos).

We do not overly concentrate on any one stock or industry in the event that unforeseen negative events, or bad luck affects a particular company or the industry in which it operates. The more stocks we own in which we believe the odds are in our favor (because we have purchased the company at a discount to our private market value), the more the chance that we will achieve the Fund's objective of long-term capital appreciation. We are not striving to be the top fund or to compete against a stock index, but we are striving to provide our shareholders with returns that exceed three to five year U.S. Treasury rates by at least 50% for assuming the risk of equity investments. We are unyielding in this objective. We do not regard investing as a competitive tennis match and we are not in competition with other funds or indexes. Our main competition is U.S. Treasury Securities, which represent a lower risk alternative to equities.

SOME HISTORY

Between September 1995 (the Fund's inception) and March 1998 (see table below of our quarterly performance since inception), the Fund had appreciated at a rate in excess of historical stock market averages. As a result of an economic shock in Asia and failure of the Long-Term Capital hedge fund (which rocked the basic foundation of Wall Street), the Fund experienced an above average decline between March 1998 and September 1998 (see table). You should have recently received our September 24, 2001 letter with our outlook in light of the recent terrorist attacks. Our commentary's resulted in much positive feedback from our shareholders for its timeliness and thoughtfulness. Now, to let you in on a little secret. That letter, in part, was a reprint of a letter that was sent to shareholders right after the aforementioned Asian Crisis and collapse of Long-Term Capital hedge fund in 1998. The point is, that it is critical that you stick to your discipline regardless of current market conditions or current events.

We have reproduced below several excerpts from our September 1998 shareholder letter, which was written at the low point of investor psychology and the height of the bad news. Although the letter was well timed, we had no knowledge that the Fund was about to experience a period of significant appreciation over the ensuing six months (see table below of our quarterly performance since inception). The words that were written in September 1998 (in Italics) are just as appropriate in the current environment:

 Let's explore the good news vs. the bad news. In 1997, the Olstein Financial Alert Fund appreciated (good news). Year-to-date through August 31,1998, the Fund declined (bad news). The Fund owns securities that the Investment Manager, Olstein & Associates, believes are undervalued (good news). The Fund purchased some of these securities too early (bad news). The bottom line is we believe the Fund owns a portfolio of undervalued securities that could provide a unique opportunity for its shareholders to achieve long-term capital appreciation over the next three to five years.

 Let's face it, no one likes to see his or her investments selling below their purchase price. Shareholders want their investment in the Fund to appreciate daily. So do we! Our money is invested alongside yours. However, we doubt an investment manager exists who can provide their clients with appreciation on a daily basis.

 False expectations are dangerous to your investment health. Although disdained, volatility is a necessary evil that must be tolerated when committing to a diversified, long-term equity portfolio. While this volatility can create anxiety, it creates potential opportunities for future long-term capital appreciation. A portfolio must be managed with one's head, not with one's emotions. We believe that attempts to control volatility when buying securities that are becoming undervalued in response to some type of pessimism surrounding the company is virtually impossible. Non-recurring events that are not predictable sometimes take the price of a stock far lower than even we imagine.

 The greed factor has motivated investors to become reckless, driving some securities that have been market leaders to unrealistic levels. Mesmerized by 20% plus annual returns, investors have left the field of reality. An investor might have asked, "Why should I earn 5% in a money market fund when I can get 20% to 30% 'yield' in the stock market?" Periods of negative market psychology produce sharp corrections, even in good stocks, and is a risk investors must face at all times. The worst time to be short of cash is when the market is falling and all of your money is riding on stocks. Thus, it is prudent for safe money to be available for a rainy day so that short-term decisions and cash emergencies are not detrimental to your long-term investment goals. The Fund has always maintained cash positions to take advantage of deviations between our calculations of a stock's private market value and its valuation by the marketplace, which may be caused by non-recurring events.

 We view cash and low-risk fixed income as an insurance policy to smooth out the volatility that may occur in the equity market. A lower-risk fixed income portfolio (which may include cash) may ease an investor's anxiety, thereby reducing the likelihood of making short-term decisions that prevent our investors from being right "over time" (three to five years) in their futile attempt to be right "all of the time." Although the probability of fixed income returns beating equity returns over three to five year periods is not high, the fixed income portfolio increases the probability that shareholders will stay the course.

 During times of optimism (i.e., 5 months ago) the pundits were saying that stocks were the only place to be. Now, during times of pessimism, these same pundits are running for cover. In reality, balance is required. There are three important points to remember:

 1. Do not let stock market volatility knock you off your investment course.

 2. Set risk by allocating your ratio of equities to fixed income (always keep some "safe cash" available).

 3. Stick to your equity philosophy, which is difficult to do when it is not working (Worry about permanent loss of capital more than a possible temporary loss of capital).

 Adhering to your investment philosophy during times of negative market psychology is important to your long-term investment health. Unfortunately, your philosophy will probably not provide the desired results in the short term when fear and/or greed eliminate rational thinking from the marketplace. Yet, this irrationality may set up meaningful opportunities for possible future profits. We believe the conditions currently exist for our philosophy to achieve the Fund's objective of long-term capital appreciation over the next three to five years. Remember "pessimism" produces the prices that are necessary for value to occur.

MAINTAIN YOUR INVESTMENT DISCIPLINE

A recent example that illustrates why it is critical to maintain your investment discipline during times of market extremes is J.C. Penney. In late 2000, the Fund significantly increased its position in J.C. Penney at about $9.00 a share. The stock had fallen more than 50% from the Fund's initial purchase. J.C. Penney critics were saying last rites over the company and using such words as extinct, bankrupt, out of focus, etc. to describe the company's future. In the face of these public pronouncements, we saw new management modernizing merchandise, refurbishing stores, raising cash, reducing debt, materially cutting inventories, and selling losing divisions and stores. J.C. Penney's drug store division, Eckerd Drugs, was a mismanaged underperforming company. However, we felt that Eckerd was in the early stages of a turnaround. We valued the Eckerd division at a higher value than we were paying for J.C. Penney as a whole. While at the time the news on J.C. Penney seemed bleak, our financial statement and a cash flow analysis indicated the potential for a major turnaround. Most investors were reacting to the short-term bleak news by selling their shares at depressed prices, while the Fund was acquiring shares with a long-term perspective. The Fund's best performing security so far this year is J.C. Penney. Wall Street analysts are beginning to recommend the stock at double the price of last December as the company turns profitable (same store sales turned positive and Eckerd is experiencing a turnaround.) By the time you wait for the evidence to be concrete, an undervalued stock can become fully valued. Although not as cheap as last year, we still believe J. C. Penny has further to go and is worth more than its current prices.

We appreciate your trust.

Sincerely,

/s/ Robert A. Olstein

Robert A. Olstein
Chairman

                      VALUE OF SHARES                         VALUE OF SHARES
                         OWNED, IF                               OWNED, IF
                     INITIAL INVESTMENT                      INITIAL INVESTMENT
        DATE            WAS $10,000             DATE            WAS $10,000
        ----         ------------------         ----         ------------------
      9/21/95             $10,000             9/30/98              15,499
      9/30/95              10,010            12/31/98              19,788
     12/31/95              10,261             3/31/99              20,717
      3/31/96              10,882             6/30/99              25,365
      6/30/96              11,462             9/30/99              23,675
      9/30/96              11,713            12/31/99              26,692
     12/31/96              12,760             3/31/00              28,170
      3/31/97              13,327             6/30/00              28,899
      6/30/97              14,602             9/30/00              30,596
      9/30/97              17,250            12/31/00              30,142
     12/31/97              17,205             3/31/01              30,207
      3/31/98              19,851             6/30/01              36,192
      6/30/98              18,468             9/30/01              28,213

    Past performance does not guarantee future results. The above chart pertains to the Fund's Class C share, and assumes no redemptions. Redemptions of Class C shares may be subject to a contingent deferred sales charge ("CDSC") if made within two years of purchase. Please refer to the Fund's prospectus for complete information. The Fund's Class C share average annual return from inception, and for the five-year and one-year periods ended 9/30/01, assuming deduction of the Fund's maximum CDSC of 2.5% for the one-year period was 18.76%, 19.22%, and -10.29% respectively. The principal value and return of an investment in the Fund may fluctuate with market conditions so that shares, when redeemed, may be worth more or less than their original purchase price.

 COMPARISON OF THE CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT FROM THE FUND'S CLASS C INCEPTION THROUGH THE FISCAL YEAR END OF 8/31/01. THE LINE CHART DOES NOT REFLECT ANY APPLICABLE CDSC REDEMPTION FEES.

                          AVERAGE ANNUAL TOTAL RETURN
                          ---------------------------
                                           1 YEAR      5 YEAR       INCEPTION
                                           ------      ------       ---------
Olstein Financial Alert - Class C*<F1>      8.62%      24.82%        22.83%
Lipper Mid Cap Value Index**<F2>            4.60%      11.20%        15.13%
S&P 500***<F3>                            -24.39%      13.32%        13.48%

               Olstein Financial                            Lipper Mid
Date         Alert Fund - Class C        S&P 500         Cap Value Index
----         --------------------        -------         ---------------
9/21/95             $10,000              $10,000             $10,000
8/31/96             $11,222              $11,353             $10,770
8/31/97             $16,116              $15,968             $13,457
8/31/98             $14,612              $17,260             $12,865
8/31/99             $24,547              $24,133             $18,574
8/31/00             $30,596              $28,072             $22,107
8/31/01             $33,998              $21,225             $23,124

  *<F1> Assumes reinvestment of dividends and capital gains. Also includes all expenses at the end of each period and reflects the deduction of the appropriate CDSC as if an investor had redeemed at the end of the one year period, and thus represents a "net return." Past performance is not necessarily indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

 **<F2> Lipper Mid Cap Value Index return does not reflect reinvested dividends and does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a "gross return."
***<F3> S&P 500 return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a "gross return."

 COMPARISON OF THE CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT FROM THE FUND'S ADVISER CLASS INCEPTION THROUGH THE FISCAL YEAR END OF 8/31/01.

                          AVERAGE ANNUAL TOTAL RETURN
                          ---------------------------
                                                    1 YEAR       INCEPTION
                                                    ------       ---------
Olstein Financial Alert - Adviser Class*<F4>        11.99%         18.93%
Lipper Mid Cap Value Index**<F5>                     4.60%         12.56%
S&P 500***<F6>                                     -24.39%         -6.96%

                 Olstein Financial                          Lipper Mid
Date         Alert Fund - Adviser Class      S&P 500     Cap Value Index
----         --------------------------      -------     ---------------
9/21/99               $10,000                $10,000         $10,000
8/31/00               $12,517                $11,491         $12,038
8/31/01               $14,018                 $8,688         $12,592

  *<F4> Assumes reinvestment of dividends and capital gains. Past performance is not necessarily indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.
 **<F5> Lipper Mid Cap Value Index return does not reflect reinvested dividends and does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a "gross return."
***<F6> S&P 500 return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a "gross return."

Schedule of Investments                                          August 31, 2001

                                                       Shares         Value
                                                       ------         -----
COMMON STOCKS - 92.7%

   AEROSPACE - 2.4%
   Esterline Technologies
     Corporation *<F7>                                 238,100    $  4,773,905
   Herley Industries, Inc. *<F7>                       290,800       5,333,272
   Woodward Governor Company                           156,300      11,245,785
                                                                  ------------
                                                                    21,352,962
                                                                  ------------

   AIR TRANSPORTATION - 1.2%
   Delta Air Lines, Inc.                               281,400      10,862,040
                                                                  ------------

   AUTOS & TRUCKS - 2.0%
   Delphi Automotive Systems
     Corporation                                       235,535       3,530,670
   Superior Industries
     International, Inc.                               116,400       4,463,940
   Thor Industries, Inc.                               306,000       9,700,200
                                                                  ------------
                                                                    17,694,810
                                                                  ------------

   BANKING - 3.5%
   Bank of America Corporation                         203,000      12,484,500
   Citigroup Inc.                                      207,066       9,473,269
   Comerica Incorporated                               148,200       8,854,950
                                                                  ------------
                                                                    30,812,719
                                                                  ------------

   BUILDING & HOUSING - 1.7%
   Chicago Bridge & Iron
     Company N.V.                                      561,300      14,762,190
                                                                  ------------

   BUSINESS MACHINES & SOFTWARE - 1.5%
   Computer Network
     Technology Corporation *<F7>                    1,263,700      12,384,260
   General Magic, Inc. *<F7>                         1,565,400         986,202
                                                                  ------------
                                                                    13,370,462
                                                                  ------------

   BUSINESS SERVICES - 1.7%
   Kelly Services, Inc. - Class A                      200,500       4,998,465
   Quanta Services, Inc. *<F7>                         553,900       9,964,661
                                                                  ------------
                                                                    14,963,126
                                                                  ------------

   CONSUMER PRODUCTS - 3.5%
   Gemstar-TV Guide
     International, Inc. *<F7>                         305,700       9,067,062
   Mattel, Inc.                                        755,500      13,591,445
   Whirlpool Corporation                               132,100       8,721,242
                                                                  ------------
                                                                    31,379,749
                                                                  ------------

   CONTAINERS - 0.2%
   Sonoco Products Company                              80,200       2,081,992
                                                                  ------------

   DIVERSIFIED MANUFACTURING - 0.2%
   AZZ Incorporated                                    108,500       2,191,700
                                                                  ------------

   ELECTRICAL EQUIPMENT - 9.1%
   Agilent Technologies, Inc. *<F7>                    361,000       9,566,500
   American Power Conversion
     Corporation *<F7>                                 451,000       6,237,330
   C&D Technologies, Inc.                              473,800      10,399,910
   Diebold, Incorporated                               100,500       3,793,875
   Emerson Electric Co.                                235,300      12,612,080
   General Cable Corporation                           606,400       9,180,896
   Keithley Instruments, Inc.                          565,500      11,259,105
   Powell Industries, Inc. *<F7>                       319,500       8,591,355
   Tektronix, Inc. *<F7>                               457,300       8,935,642
                                                                  ------------
                                                                    80,576,693
                                                                  ------------

   ELECTRONICS - 5.9%
   Amphenol Corporation -
     Class A *<F7>                                     203,200       8,215,376
   AVX Corporation                                     408,800       8,646,120
   Bel Fuse Inc. - Class A *<F7>                       111,080       2,665,920
   Bel Fuse Inc. - Class B                              62,500       1,498,125
   KEMET Corporation *<F7>                             263,700       4,799,340
   Littelfuse, Inc. *<F7>                               97,900       2,643,300
   Technitrol, Inc.                                    644,400      16,419,312
   Universal Electronics Inc. *<F7>                    471,100       6,906,326
                                                                  ------------
                                                                    51,793,819
                                                                  ------------

   ENTERTAINMENT & LEISURE - 4.1%
   Brunswick Corporation                               621,000      13,531,590
   Park Place Entertainment
     Corporation *<F7>                               1,014,900      10,788,387
   Scientific Games Corporation -
     Class A *<F7>                                     600,000       2,544,000
   WMS Industries Inc.                                 460,600       9,801,568
                                                                  ------------
                                                                    36,665,545
                                                                  ------------

   FINANCIAL SERVICES - 2.5%
   The Goldman Sachs Group, Inc.                        37,800       3,027,780
   Morgan Stanley Dean
     Witter & Co.                                       53,800       2,870,230
   PNC Financial Services Group                        241,700      16,094,803
                                                                  ------------
                                                                    21,992,813
                                                                  ------------

   FOOD, BEVERAGES & TOBACCO - 2.5%
   Philip Morris Companies Inc.                        249,800      11,840,520
   R. J. Reynolds Tobacco
     Holdings, Inc.                                    174,500      10,077,375
                                                                  ------------
                                                                    21,917,895
                                                                  ------------

   FURNITURE & FIXTURES - 3.3%
   Ethan Allen Interiors Inc.                          205,950       7,270,035
   Furniture Brands
     International, Inc. *<F7>                         508,000      13,248,640
   La-Z-Boy Incorporated                               189,200       3,329,920
   Stanley Furniture
     Company, Inc. *<F7>                               192,600       5,248,157
                                                                  ------------
                                                                    29,096,752
                                                                  ------------

   INSURANCE - 4.3%
   CIGNA Corporation                                   124,200      11,178,000
   Humana Inc. *<F7>                                   657,900       7,894,800
   The PMI Group, Inc.                                  15,300         997,560
   UnumProvident Corporation                           394,600      11,056,692
   W. R. Berkley Corporation                           172,200       6,560,820
                                                                  ------------
                                                                    37,687,872
                                                                  ------------

   MACHINERY - INDUSTRIAL - 2.4%
   Cascade Corporation *<F7>                             3,000          38,700
   CLARCOR Inc.                                        129,100       3,454,716
   Ingersoll-Rand Company                              115,600       4,689,892
   Joy Global Inc. *<F7>                                17,900         321,305
   The Manitowoc Company, Inc.                         309,200       8,858,580
   StaCon Technology
     Corporation *<F7>                                 323,200       2,133,120
   Tecumseh Products Company -
     Class B                                            42,400       1,920,720
                                                                  ------------
                                                                    21,417,033
                                                                  ------------

   METALS & MINERALS - 0.3%
   AK Steel Holding Corporation                        191,900       2,498,538
                                                                  ------------

   OIL & GAS SERVICES - 6.6%
   General Maritime Corporation *<F7>                  399,000       5,254,830
   Noble Drilling Corporation *<F7>                    486,800      13,240,960
   OMI Corporation *<F7>                               797,900       4,180,996
   Patterson-UTI Energy, Inc. *<F7>                  1,056,100      14,838,205
   Rowan Companies, Inc. *<F7>                         417,200       6,487,460
   Santa Fe International
     Corporation                                       211,300       5,345,890
   Tidewater Inc.                                      283,600       8,822,796
                                                                  ------------
                                                                    58,171,137
                                                                  ------------

   PRINTING & PUBLISHING - 1.3%
   The New York Times Company -
     Class A                                           270,300      11,555,325
                                                                  ------------

   RESTAURANTS - 1.5%
   IHOP Corp. *<F7>                                    319,700       8,599,930
   Wendy's International, Inc.                         155,600       4,417,484
                                                                  ------------
                                                                    13,017,414
                                                                  ------------

   RETAIL & WHOLESALE TRADE - 9.6%
   Big Lots, Inc. *<F7>                                481,900       5,108,140
   Burlington Coat Factory
     Warehouse Corporation                             268,450       4,373,051
   Deb Shops, Inc.                                      88,400       1,996,956
   Federated Department
     Stores, Inc. *<F7>                                 61,000       2,214,910
   J. C. Penney Company, Inc.                          780,000      18,720,000
   Kenneth Cole Productions,
     Inc. - Class A *<F7>                              239,800       4,477,066
   The Neiman Marcus Group,
     Inc. - Class A                                     11,100         353,091
   The Neiman Marcus Group,
     Inc. - Class B *<F7>                              139,400       4,271,216
   Payless Shoe Source, Inc. *<F7>                     164,000       9,556,280
   RadioShack Corporation                              630,400      14,751,360
   The Stride Rite Corporation                         405,600       3,447,600
   Tiffany & Co.                                        92,800       2,890,720
   Wilsons The Leather
     Experts Inc. *<F7>                                232,800       4,327,752
   Zale Corporation *<F7>                              247,300       8,185,630
                                                                  ------------
                                                                    84,673,772
                                                                  ------------

   SCIENTIFIC INSTRUMENTS - 1.6%
   PerkinElmer, Inc.                                   156,000       5,004,480
   Waters Corporation *<F7>                            265,000       8,779,450
                                                                  ------------
                                                                    13,783,930
                                                                  ------------

   SEMICONDUCTORS - 12.5%
   Atmel Corporation *<F7>                           1,384,100      13,273,519
   Cypress Semiconductor
     Corporation *<F7>                                 770,000      16,639,700
   International Rectifier
     Corporation *<F7>                                 315,800      11,678,284
   LSI Logic Corporation *<F7>                       1,033,500      20,928,375
   National Semiconductor
     Corporation *<F7>                                 519,100      17,156,255
   Spectrum Control, Inc. *<F7>                        422,700       2,134,635
   TriQuint Semiconductor, Inc. *<F7>                  920,500      19,514,600
   Veeco Instruments Inc. *<F7>                        305,925       8,945,247
                                                                  ------------
                                                                   110,270,615
                                                                  ------------

   TELECOMMUNICATIONS EQUIPMENT - 1.6%
   Corning Incorporated                                572,000       6,869,720
   Newport Corporation                                 258,950       4,692,174
   Scientific-Atlanta, Inc.                            111,500       2,290,210
                                                                  ------------
                                                                    13,852,104
                                                                  ------------
   TEXTILES & APPAREL - 3.3%
   Liz Claiborne, Inc.                                  75,600       3,965,220
   Mohawk Industries, Inc. *<F7>                       237,400      10,588,040
   OshKosh B'Gosh, Inc.                                166,100       5,144,117
   Oxford Industries, Inc.                               8,300         183,845
   The Timberland Company -
     Class A *<F7>                                     264,100       8,889,606
                                                                  ------------
                                                                    28,770,828
                                                                  ------------

   TRANSPORTATION EQUIPMENT - 1.7%
   Arkansas Best Corporation *<F7>                     580,300      15,418,571
                                                                  ------------

   WASTE MANAGEMENT - 0.7%
   Allied Waste Industries, Inc. *<F7>                 362,800       6,577,564
                                                                  ------------
       TOTAL COMMON STOCKS
         (Cost $793,970,477)                                       819,209,970
                                                                  ------------

SHORT-TERM INVESTMENTS - 9.1%

   MUTUAL FUNDS - 0.1%
   Firstar Institutional Money
     Market Fund                                       997,542         997,542
                                                                  ------------

                                                    Principal
                                                     Amount
                                                    ---------
   U.S. GOVERNMENT AGENCY
     OBLIGATIONS - 9.0%

   Federal Home Loan Bank:
     3.30%, 9/04/2001                              $20,000,000      19,994,500
     3.57%, 9/05/2001                               23,401,000      23,392,290
     3.23%, 9/06/2001                               15,895,000      15,887,825
     3.41%,  9/07/2001                              20,000,000      19,989,000
                                                                  ------------
       TOTAL U.S. GOVERNMENT
         AGENCY OBLIGATIONS                                         79,263,615
                                                                  ------------
       TOTAL SHORT- TERM INVESTMENTS
         (Cost $80,261,157)                                         80,261,157
                                                                  ------------
TOTAL INVESTMENTS - 101.8%
   (COST $874,231,634)                                             899,471,127
                                                                  ------------
LIABILITIES, LESS
  OTHER ASSETS - (1.8)%                                            (15,991,041)
                                                                  ------------
NET ASSETS - 100.0%                                               $883,480,086
                                                                  ------------
                                                                  ------------

*<F7>  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities                              August 31, 2001

ASSETS:
  Investments, at value (cost $874,231,634)                        $899,471,127
  Receivable for securities sold                                      6,062,044
  Capital shares sold                                                 8,890,573
  Dividends and interest receivable                                     429,923
  Other assets                                                           87,787
                                                                   ------------
         Total Assets                                               914,941,454
                                                                   ------------

LIABILITIES:
  Payable for securities purchased                                   28,324,478
  Capital shares redeemed                                               785,209
  Distribution expense payable                                        1,213,130
  Payable to Investment Manager                                         742,559
  Accrued expenses and other liabilities                                395,992
                                                                   ------------
         Total Liabilities                                           31,461,368
                                                                   ------------
NET ASSETS                                                         $883,480,086
                                                                   ------------
                                                                   ------------

NET ASSETS CONSIST OF:
  Capital stock                                                    $787,098,692
  Accumulated undistributed net realized gain on investments
    sold and securities sold short                                   71,141,901
  Net unrealized appreciation on investments                         25,239,493
                                                                   ------------
         Total Net Assets                                          $883,480,086
                                                                   ------------
                                                                   ------------

CLASS C:
  Net Assets                                                       $684,737,616
  Shares outstanding of beneficial interest, $0.001 par value        44,139,525

  Net asset value, offering and redemption (may be subject to
    contingent deferred sales charge) price per share                    $15.51
                                                                         ------
                                                                         ------
ADVISER CLASS:
  Net Assets                                                       $198,742,470
  Shares outstanding of beneficial interest, $0.001 par value        12,605,724

  Net asset value, offering and redemption price per share               $15.77
                                                                         ------
                                                                         ------

    The accompanying notes are an integral part of the financial statements.

Statement of Operations

                                                                   For the
                                                                  year ended
                                                               August 31, 2001
                                                               ---------------
INVESTMENT INCOME:
  Interest income                                                $ 3,529,056
  Dividend income                                                  5,191,342
                                                                 -----------
         Total investment income                                   8,720,398
                                                                 -----------

EXPENSES:
  Investment management fee                                        6,243,397
  Distribution expense - Class C                                   5,432,034
  Distribution expense - Adviser Class                               202,142
  Administration fee                                                 384,978
  Shareholder servicing and accounting costs                         304,568
  Custody fees                                                        88,770
  Federal and state registration                                     147,780
  Professional fees                                                   78,240
  Reports to shareholders                                             20,913
  Trustees' fees and expenses                                         25,193
  Other                                                               53,834
                                                                 -----------
         Total expenses                                           12,981,849
                                                                 -----------
         Net investment loss                                      (4,261,451)
                                                                 -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) on:
    Long investments                                              92,046,703
    Short positions                                                  (26,018)
  Change in unrealized appreciation/depreciation on:
    Investments                                                  (27,921,410)
    Short positions                                                 (187,914)
                                                                 -----------
  Net realized and unrealized gain on investments                 63,911,361
                                                                 -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $59,649,910
                                                                 -----------
                                                                 -----------

    The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

                                                                                      For the Year Ended       For the Year Ended
                                                                                       August 31, 2001          August 31, 2000
                                                                                      ------------------       ------------------
OPERATIONS:
   Net investment loss                                                                  $ (4,261,451)             $ (1,709,938)
   Net realized gain (loss):
       Long investments                                                                   92,046,703                82,074,948
       Short positions                                                                       (26,018)               (1,922,827)
   Change in unrealized appreciation/depreciation on:
       Investments                                                                       (27,921,410)               15,008,292
       Short positions                                                                      (187,914)               (1,237,126)
                                                                                        ------------              ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                      59,649,910                92,213,349

DISTRIBUTIONS TO CLASS C SHAREHOLDERS FROM NET REALIZED GAINS                            (78,975,452)              (74,684,260)
                                                                                        ------------              ------------
DISTRIBUTIONS TO ADVISER CLASS SHAREHOLDERS FROM NET REALIZED GAINS                       (4,568,769)                  (61,597)
                                                                                        ------------              ------------
NET INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS (NOTE 6)                         417,665,003               123,084,994
                                                                                        ------------              ------------
TOTAL INCREASE IN NET ASSETS                                                             393,770,692               140,552,486

NET ASSETS:
   Beginning of year                                                                     489,709,394               349,156,908
                                                                                        ------------              ------------
   End of year                                                                          $883,480,086              $489,709,394
                                                                                        ------------              ------------
                                                                                        ------------              ------------

    The accompanying notes are an integral part of the financial statements.

Financial Highlights

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING OF THE FUND THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS. IT SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND NOTES THERETO.

                                                                            FOR THE               FOR THE PERIOD
                                                                              YEAR             SEPT. 21, 1999++<F8>
                                                                             ENDED                   THROUGH
                                                                            AUG. 31,                 AUG. 31,
                                                                              2001                     2000
                                                                         -------------            -------------
                                                                         ADVISER CLASS            ADVISER CLASS
                                                                         -------------            -------------
NET ASSET VALUE - BEGINNING OF PERIOD                                        $16.89                   $17.48
                                                                             ------                   ------

INVESTMENT OPERATIONS:
   Net investment income (loss)                                               (0.04)1<F11>              0.051<F11>
   Net realized and unrealized gain on investments                             1.74                     3.10
                                                                             ------                   ------
       Total from investment operations                                        1.70                     3.15
                                                                             ------                   ------
DISTRIBUTIONS FROM NET REALIZED GAIN ON INVESTMENTS                           (2.82)                   (3.74)
                                                                             ------                   ------
NET ASSET VALUE - END OF PERIOD                                              $15.77                   $16.89
                                                                             ------                   ------
                                                                             ------                   ------

TOTAL RETURN:                                                                11.99%                   25.17%++<F9>

Ratios (to average net assets)/Supplemental Data:
   Expenses                                                                   1.43%                    1.45%*<F10>
   Net investment income (loss)                                             (0.22)%                    0.34%*<F10>
   Interest expense and dividends on short positions                             --                    0.00%*<F10>
Portfolio turnover rate2<F12>                                               106.56%                  158.44%
Net assets at end of period (000 omitted)                                  $198,742                  $24,058

 ++<F8> On September 1, 1999, the Adviser Class Shares went effective and the existing class of shares was designated Class C Shares. The Adviser Class first received assets on September 21, 1999.
 ++<F9>   Not annualized.
 *<F10>   Annualized.
 1<F11> Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
 2<F12> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

    The accompanying notes are an integral part of the financial statements.

                                                             FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                                            YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                             AUG. 31,       AUG. 31,       AUG. 31,       AUG. 31,       AUG. 31,
                                                               2001       2000++<F13>        1999           1998           1997
                                                             -------      -----------      -------        -------        -------
                                                             CLASS C        CLASS C        CLASS C        CLASS C        CLASS C
                                                             -------      -----------      -------        -------        -------
NET ASSET VALUE - BEGINNING OF PERIOD                         $16.77         $17.43         $10.88         $14.79         $11.21
                                                              ------         ------         ------         ------         ------

INVESTMENT OPERATIONS:
   Net investment loss                                         (0.12)1<F15>   (0.07)1<F15>   (0.11)1<F15>   (0.06)1<F15>   (0.05)
   Net realized and unrealized
     gain (loss) on investments                                 1.68           3.15           7.31          (0.95)          4.66
                                                              ------         ------         ------         ------         ------
       Total from investment operations                         1.56           3.08           7.20          (1.01)          4.61
                                                              ------         ------         ------         ------         ------

DISTRIBUTIONS FROM NET REALIZED
  GAIN ON INVESTMENTS                                          (2.82)         (3.74)         (0.65)         (2.90)         (1.03)
                                                              ------         ------         ------         ------         ------
NET ASSET VALUE - END OF PERIOD                               $15.51         $16.77         $17.43         $10.88         $14.79
                                                              ------         ------         ------         ------         ------
                                                              ------         ------         ------         ------         ------

TOTAL RETURN:++<F14>                                          11.12%         24.64%         67.99%        (9.33)%         43.61%

Ratios (to average net assets)/
  Supplemental Data:
   Expenses2<F16>                                              2.18%          2.20%          2.19%          2.25%          2.38%
   Net investment loss                                       (0.75)%        (0.44)%        (0.74)%        (0.39)%        (0.45)%
   Interest expense and dividends
     on short positions                                           --          0.00%          0.10%          0.00%             --
Portfolio turnover rate3<F17>                                106.56%        158.44%        179.33%        187.44%        164.92%
Net assets at end of
  period (000 omitted)                                      $684,738       $465,652       $349,157       $204,323       $175,602

++<F13> On September 1, 1999, the Adviser Class Shares went effective and the existing class of shares was designated Class C Shares.
++<F14>   Total returns do not reflect any deferred sales charge for Class C
          Shares.
 1<F15> Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
 2<F16> The expense ratio excludes interest expense on equity swap contracts and dividends on short positions. The ratio including interest expense on equity swap contracts and dividends on short positions for the period ended August 31, 1999 was 2.29%.
 3<F17> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

    The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1. DESCRIPTION OF THE FUND. The Olstein Financial Alert Fund (the "Fund") is the first series of The Olstein Funds (the "Trust"), a Delaware business trust organized on March 31, 1995. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company. The primary investment objective of the Fund is long-term capital appreciation with a secondary objective of income. The Fund commenced investment operations on September 21, 1995.

   The Fund issued a second class of shares, Adviser Class shares, and renamed the initial class as Class C shares on September 1, 1999. The Adviser Class shares were initially sold on September 21, 1999 and are subject to expenses pursuant to the Shareholder Servicing and Distribution Plan described in
   Note 5. The Class C shares are subject to a contingent deferred sales charge ("CDSC") for redemptions made within 2 years of purchase, in accordance with the Fund's prospectus, and expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 5. The maximum CDSC is 2.50% of the original purchase price for Class C shares.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Fund:

   Security Valuation. The Fund's securities, except short-term investments with remaining maturities of 60 days or less, are valued at their market value as determined by their last sale price in the principal market in which these securities are normally traded. Lacking any sales, the security will be valued at the mean between the closing bid and ask price. Short-term investments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value, unless the Fund's Board of Trustees determines that this does not represent fair value. The value of all other securities is determined in good faith under the direction of the Board of Trustees.

   Federal Income Taxes. The Fund intends to continue to qualify for treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision has been provided.

   Distributions to Shareholders. Distributions of net investment income and net realized gains, if any, are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are either temporary or permanent in nature. To the extent these differences are permanent, reclassifications are made in the capital accounts in the period that the difference arises. Generally, distributions are declared annually in December. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

   Other. Investment security transactions are accounted for on a trade date basis. The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes. Dividend income and dividends on short positions are recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Investment income includes $18,819 of interest earned on receivables from brokers for proceeds on securities sold short.

3. PURCHASES AND SALES OF INVESTMENT SECURITIES. During the year ended August 31, 2001, purchases and sales of investment securities (excluding securities sold short and short-term investments) aggregated as follows:

                    Purchases                   $961,947,185
                    Sales                        600,371,829

   The following balances for the Fund are as of August 31, 2001:

        Cost for          Tax Basis       Tax Basis Gross     Tax Basis Gross
     Federal Income     Net Unrealized       Unrealized          Unrealized
      Tax Purposes       Appreciation       Appreciation        Depreciation
     --------------     --------------    ---------------     ---------------
      $875,509,432       $23,961,695        $97,260,992        $(73,299,297)

   Short Sales. Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account consisting of cash, U.S. Government securities or other liquid assets sufficient to collateralize the market value of its short positions. The Fund limits the value of short positions to 25% of the Fund's net assets.

4. INVESTMENT MANAGEMENT FEE AND OTHER AGREEMENTS. The Fund employs Olstein & Associates, L.P. ("Olstein & Associates" or the "Investment Manager") as the investment manager. Pursuant to an investment management agreement with the Fund, the Investment Manager selects investments and supervises the assets of the Fund in accordance with the investment objective, policies and restrictions of the Fund, subject to the supervision and direction of the Board of Trustees. For its services, the Investment Manager is paid a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets. For the year ended August 31, 2001, the Fund incurred investment management fees of $6,243,397.

   Certain trustees and officers of the Trust are also officers of the Trust's Investment Manager. Such trustees and officers are paid no fees by the Trust for serving as trustees or officers of the Trust.

5. SERVICE AND DISTRIBUTION PLANS. Olstein & Associates (the "Distributor") has entered into a distribution and underwriting agreement with the Fund dated August 18, 1995 (subsequently revised on July 29, 1999 to reflect the additional class), under which the Distributor acts as underwriter to engage in activities designed to assist the Fund in securing purchasers for its shares. The Fund has adopted Shareholder Servicing and Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"). Amounts paid under the 12b-l Plans may compensate the Distributor or others for the activities in the promotion and distribution of the Fund's shares and for shareholder servicing. The total amount which the Fund will pay under the 12b-1 Plans for the Class C and Adviser Class shares are 1.00% and 0.25%, respectively, per annum of the Fund's average daily net assets of Class C and Adviser Class shares. For the year ended August 31, 2001, fees accrued by the Fund pursuant to the 12b-1 Plans were $5,432,034 for Class C and $202,142 for Adviser Class Shares.

   During the year ended August 31, 2001, the Fund paid total brokerage commissions of $1,053,505 to affiliated broker dealers in connection with purchases and sales of investment securities.

6. FUND SHARES. At August 31, 2001, there was an unlimited number of shares of beneficial interest, $0.001 par value, authorized. The following table summarizes the activity in shares of each class of the Fund:

                                                       YEAR ENDED                             FOR THE YEAR
                                                    AUGUST 31, 2001                         AUGUST 31, 2000
                                             ------------------------------          ------------------------------
                                                        CLASS C
                                               SHARES              AMOUNT              SHARES              AMOUNT
                                             ----------          ----------          ----------          ----------
   Shares sold                               13,451,257        $206,374,696           4,415,311        $ 66,098,485
   Shares issued to shareholders in
   reinvestment of distributions              5,479,005          76,651,283           5,797,480          73,338,117
   Shares redeemed                           (2,558,264)        (39,398,317)         (2,473,080)        (37,893,945)
                                             ----------        ------------          ----------        ------------
   Net increase                              16,371,998        $243,627,662           7,739,711        $101,542,657
                                                               ------------                            ------------
                                                               ------------                            ------------
   SHARES OUTSTANDING:
   Beginning of period                       27,767,527                              20,027,816
                                             ----------                              ----------
   End of period                             44,139,525                              27,767,527
                                             ----------                              ----------
                                             ----------                              ----------

                                                                                             FOR THE PERIOD
                                                                                        SEPTEMBER 21, 1999+<F18>
                                                       YEAR ENDED                               THROUGH
                                                    AUGUST 31, 2001                         AUGUST 31, 2000
                                             ------------------------------          ------------------------------
                                                     ADVISER CLASS                           ADVISER CLASS
                                               SHARES              AMOUNT              SHARES              AMOUNT
                                             ----------          ----------          ----------          ----------
   Shares sold                               11,926,216        $185,704,542           1,497,403        $ 22,682,932
   Shares issued to shareholders in
   reinvestment of distributions                303,704           4,294,375               4,865              61,597
   Shares redeemed                           (1,048,471)        (15,961,576)            (77,993)         (1,202,192)
                                             ----------        ------------          ----------        ------------
   Net increase                              11,181,449        $174,037,341           1,424,275        $ 21,542,337
                                                               ------------                            ------------
                                                               ------------                            ------------
   SHARES OUTSTANDING:
   Beginning of period                        1,424,275                                      --
                                             ----------                              ----------
   End of period                             12,605,724                               1,424,275
                                             ----------                              ----------
                                             ----------                              ----------
   Total Net Increase                                          $417,665,003                            $123,084,994
                                                               ------------                            ------------
                                                               ------------                            ------------

+<F18>  Commencement of Operations.

Report of Independent Auditors

To the Shareholders and Trustees of The Olstein Financial Alert Fund:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Olstein Financial Alert Fund as of August 31, 2001, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned, as of August 31, 2001, by correspondence with the custodian or other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Olstein Financial Alert Fund at August 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                            /s/Ernst & Young LLP

Milwaukee, Wisconsin
October 12, 2001

Tax Information

In early 2001, shareholders received information regarding all distributions paid to them by the Fund during the fiscal year ended August 31, 2001. The Fund hereby designates $54,721,465 as long-term capital gain distribution taxed at 20%.

                                    TRUSTEES
                          Robert A. Olstein, Chairman
                                Neil C. Klarfeld
                                 Fred W. Lange
                                   John Lohr
                               D. Michael Murray
                                Erik K. Olstein
                                Lawrence K. Wein

                               INVESTMENT MANAGER
                           Olstein & Associates, L.P.
                             4 Manhattanville Road
                            Purchase, New York 10577

                                  DISTRIBUTOR
                           Olstein & Associates, L.P.

                         ADMINISTRATOR, TRANSFER AGENT,
                            DIVIDEND PAYING AGENT &
                          SHAREHOLDER SERVICING AGENT
                       Firstar Mutual Fund Services, LLC
                            615 East Michigan Street
                                  P.O. Box 701
                              Milwaukee, WI 53202

                                   CUSTODIAN
                               Firstar Bank, N.A.
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                                 LEGAL COUNSEL
                     Stradley, Ronon, Stevens & Young, LLP
                            2600 One Commerce Square
                          Philadelphia, PA 19103-7098

                              INDEPENDENT AUDITORS
                               Ernst & Young LLP
                            111 East Kilbourn Avenue
                              Milwaukee, WI 53202

   This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus.

                          TOLL FREE TELEPHONE NUMBER:
                                 (800) 799-2113